EXHIBIT 10.7

AMENDMENT NO. 2 AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 and Consent to AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 19, 2007 (this “Amendment”), is entered into among WARNACO INC., a Delaware corporation (the “Borrower”), THE WARNACO GROUP, INC., a Delaware corporation (“Group”), CITICORP NORTH AMERICA, INC. (“CNAI”) as Revolving Facility Agent (as defined below) on behalf of each Revolving Credit Lender executing a Lender Consent (as defined below) and CNAI as Term Facility Agent (as defined below) on behalf of each Term Loan Lender executing a Lender Consent and amends the Amended and Restated Credit Agreement, dated as of January 31, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Group, the Lenders and Issuers party thereto, CNAI, as administrative agent for the Revolving Credit Facility (the “Revolving Facility Agent”) and as administrative agent for the Term Loan Facility (the “Term Facility Agent” and, together with the Revolving Facility Agent, in such capacities, the “Administrative Agents”), CNAI, as Collateral Agent for the Secured Parties, JPMORGAN CHASE BANK, N.A., as Syndication Agent, BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC. and WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (F/K/A, CONGRESS FINANCIAL CORPORATION (CENTRAL)), as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES, INC., as Joint Lead Arrangers and Joint Lead Book Managers. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects as set forth below; and

WHEREAS, the Lenders constituting Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment No. 2 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

“Calvin Klein Transaction” means the transfer to Phillips-Van Heusen Corporation and/or its subsidiaries of the Calvin Klein Collection business (including, without limitation, Confezioni Moda Italia Srl) by Group and/or its subsidiaries.

“Catalina/Anne Cole Sale” means the sale of certain assets of Group and/or its subsidiaries relating to the Catalina , Cole of California and Anne Cole swimwear businesses.

“Lejaby Sale” means the sale by Warnaco BV Netherlands of the stock of Lejaby SAS, Euralis SAS, Lejaby Taiwan Co. Ltd. And Warnaco Srl Italy and certain assets of Group and/or its subsidiaries relating to the Lejaby, Rasurel and Elixir trademarks.

(ii) The definition of Net Cash Proceeds is hereby amended by amending and restating such definition in its entirety to read as follows:

“Net Cash Proceeds” means proceeds received by Group or any of its Subsidiaries after the Closing Date in cash or Cash Equivalents from any (a) Asset Sale other than an Asset Sale permitted under clauses (a), (c), (d), (e), (f), (g), (h) and (l) of Section 8.4 (provided, however, with respect to the Lejaby Sale, that proceeds received in connection therewith shall be excluded solely to the extent they are not directly received by a Loan Party), net of (i) the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or payable as a result thereof and (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by a perfected Lien on the assets subject to such Asset Sale; provided, however, that the evidence of each of (i), (ii) and (iii) are provided to the Administrative Agents in form and substance satisfactory to them; (b) Property Loss Event and (c) Debt Issuance other than a Debt Issuance permitted under clauses (a) through (n) of Section 8.1.

(b) Amendments to Article VIII (Negative Covenants)

(i) Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (j) thereof, replacing the period at the end of clause k) thereof with a semicolon and inserting new clauses (l) and (m) at the end thereof to read in its entirety as follows:

(l) the Lejaby Sale as long as the purchase price paid to such Warnaco Entity for such assets shall be no less than the Fair Market Value of such assets at the time of such sale; and

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

(m) the Catalina/Anne Cole Sale as long as the purchase price paid to such Warnaco Entity for such assets shall be no less than the Fair Market Value of such assets at the time of such sale.

(ii) Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement is hereby amended by amending and restating paragraph (b) in its entirety to read as follows:

(b) Neither Group nor the Borrower shall, nor shall they permit any of their respective Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness; provided, however, that any Warnaco Entity may: (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness, (iii) make permitted repayments of any Indebtedness permitted by Section 8.1 hereof solely to the extent that such Indebtedness is “revolving”, (iv) prepay any intercompany Indebtedness payable to the Borrower or any of its Subsidiaries by the Borrower or any of its Subsidiaries, (v) repurchase, repay or redeem Senior Notes; provided, however, that (A) there shall have been no Revolving Credit Outstandings (other than Letter of Credit Obligations) for a period of at least ten (10) Business Days immediately prior to making any such repurchases, repayments or redemptions and (B) after giving effect to each such repurchase, repayment or redemption, Available Credit is at least equal to $50,000,000, (vi) renew, extend, refinance and refund Indebtedness, as long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(f) and (vii) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Indebtedness of any Warnaco Entity up to an aggregate amount, together with any payment made under Section 8.5(e) (but not including any payments on Indebtedness permitted in clauses (i) through (v) above), of $50,000,000, if after giving effect to such payment, Cash on Hand is at least equal to $50,000,000.

Section 2. Consent.

(a) Subject to the satisfaction (or wavier) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lenders party to the Lender’s Consent, constituting the Requisite Lenders, and the Administrative Agents, hereby consent to the Calvin Klein Transaction as long as such transaction is entered into on terms and pursuant to documentation in form and substance reasonably acceptable to the Administrative Agents.

Section 3. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or duly waived by the Administrative Agents:

(a) Certain Documents. The Administrative Agents shall have received each of the following, each dated the Amendment No. 2 Effective Date (unless otherwise agreed by the Administrative Agents), in form and substance satisfactory to the Administrative Agents:

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

(i) this Amendment, duly executed by the Borrower, Group, each the Administrative Agent and the Collateral Agent;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Guarantor Consent”), executed by each of the Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders which, when combined, constitute the Requisite Lenders; and

(iv) such additional documentation as either Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agents and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the Amendment No. 2 Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Amendment No. 2 Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case, as amended hereby; and

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 2 Effective Date including, without limitation, all costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto) and all other costs, expenses and fees due under any Loan Document.

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

Section 4. Representations and Warranties

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower and Group hereby represent and warrant to the Administrative Agents, the Collateral Agent and each Lender as follows:

(a) this Amendment and the Guarantor Consents have been duly authorized, executed and delivered by the Borrower, Group and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, Group and each Guarantor, as applicable, enforceable against the Borrower, Group and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Group enforceable against the Borrower and Group in accordance with its terms;

(b) no Default or Event of Default has occurred and is continuing; and

(c) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 5. Fees and Expenses

(d) As consideration for the execution of this Amendment, the Borrower and each other Loan Party jointly and severally agrees to pay to the applicable Administrative Agent for the account of each Lender for which such Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this agreement by 5 p.m. (New York Time) on December 19, 2007 (or such later date or time as the Administrative Agents and the Borrower may agree), an amendment fee equal to 0.125% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the principal amount of such Lender’s outstanding Term Loans.

(e) The Borrower, Group and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(f) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

(g) Each reference in this Amendment to “Administrative Agent” shall mean and be a reference to the Revolving Facility Agent or the Term Facility Agent as applicable.

(h) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(i) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Syndication Agent, Documentation Agent, the Collateral Agent or either Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(j) This Amendment is a Loan Document.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

Section 11. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WARNACO INC., as Borrower
By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive V.P. & Chief Financial Officer

THE WARNACO GROUP INC., as Group
By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive V.P. & Chief Financial Officer

CITICORP NORTH AMERICA INC., as Revolving Facility Agent, Term Facility Agent, Collateral Agent and Lender
By:	/s/ Keith R. Gerding
	Name:	Keith R. Gerding
	Title:	Director & Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Lender
By:	/s/ Christine Herrick
	Name:	Christine Herrick
	Title:	Vice President

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF GUARANTORS

The undersigned hereby consents to Amendment No. 2 and Consent to the Amended and Restated Credit Agreement, dated as of the date hereof (“Amendment No. 2”; capitalized terms used herein but not defined herein are used with the meanings given them in Amendment No. 2), entered into among WARNACO INC., a Delaware corporation, THE WARNACO GROUP, INC., a Delaware corporation, and CITICORP NORTH AMERICA, INC., as Administrative Agent on behalf of each Lender executing a Lender Consent.

The undersigned further agrees that the terms of Amendment No. 2 shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by Amendment No. 2), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent and Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Agreement. Notices to parties hereto shall be given as provided in Amendment No. 2.

The terms of this Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent and Agreement shall be governed by and construed in accordance with the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered as of December 19, 2007.

THE WARNACO GROUP INC., as Guarantor
By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive V.P. & Chief Financial Officer

AUTHENTIC FITNESS ON-LINE, INC.
CALVIN KLEIN JEANSWEAR COMPANY
CCC ACQUISITION CORP.
CKJ HOLDINGS, INC.
DESIGNER HOLDINGS LTD.
OCEAN PACIFIC APPAREL CORP.
WARNACO PUERTO RICO, INC.
WARNACO RETAIL INC.
WARNACO SWIMWEAR INC.
WARNACO SWIMWEAR PRODUCTS INC.,
CKU.COM INC.,
WARNACO U.S., INC.,
as Guarantors

By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Vice President

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Revolving Facility Agent, Term Facility Agent and Collateral Agent

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Director & Vice President

EXHIBIT B

FORM OF CONSENT OF LENDERS

TO

AMENDMENT NO. 2 AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned is a Lender or Issuer party to the Amended and Restated Credit Agreement, dated as of January 31, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the WARNACO INC., a Delaware corporation, THE WARNACO GROUP, INC., a Delaware corporation, the Lenders and Issuers party thereto, CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent for the Revolving Credit Facility (the “Revolving Facility Agent”) and as administrative agent for the Term Loan Facility (the “Term Facility Agent” and, together with the Revolving Facility Agent, in such capacities, the “Administrative Agents”), CNAI, as Collateral Agent for the Secured Parties, JPMORGAN CHASE BANK, N.A., as Syndication Agent, BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC. and WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (F/K/A, CONGRESS FINANCIAL CORPORATION (CENTRAL)), as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES, INC., as Joint Lead Arrangers and Joint Lead Book Managers.

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendment and other terms of Amendment No. 2 and Consent to the Credit Agreement, dated as of December 19, 2007 (“Amendment No. 2”) and acknowledges and agrees to be bound by the terms of Amendment No. 2 and that the terms of Amendment No. 2 shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in Amendment No. 2), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in Amendment No. 2.

The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of December 19, 2007.

[SIGNATURE PAGES FOLLOW]

Lenders:
By:
Name:
Title: